EXHIBIT 10.2
Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of April 18, 2014 (this “Amendment”) is among FEDERAL SIGNAL CORPORATION, a Delaware corporation (“Borrower”), the Required Lenders listed on the signature pages hereto (the “Required Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Administrative Agent”), as a Lender and Administrative Agent for itself and the other Lenders (the “Lenders”) under the hereinafter defined Existing Credit Agreement.
RECITALS

A.     Borrower, Lenders and Administrative Agent have previously entered into that certain Credit Agreement, dated as of March 13, 2013 as amended (the “Existing Credit Agreement”).
B.    Borrower and Lenders and Administrative Agent desire to amend the Existing Credit Agreement, on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:
1.Incorporation of Recitals. Borrower represents and warrants to Administrative Agent that the foregoing recitals are: (a) true and correct and (b) an integral part of this Amendment. Borrower and Administrative Agent hereby agree that all of the recitals in this Amendment are hereby incorporated into and made a part hereof.
2.    Capitalized Terms. Except as otherwise defined in this Amendment, each capitalized term used herein shall have the same meaning as specified in the Existing Credit Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein.
3.    Amendments to Existing Credit Agreement.
(a)    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting and restating the definition of “Consolidated Total Indebtedness” entirely as follows:
“Consolidated Total Indebtedness” means, as of any date of determination, with respect to the Borrower and its Subsidiaries on a Consolidated basis without duplication, the sum of all Indebtedness of the Borrower and its Subsidiaries, excluding (i) letters of credit other than financial letters of credit, (ii) up to $25,000,000 of financial letters of credit exposure pertaining to workers compensation insurance and (iii) up to $10,000,000 of performance and warranty bonds and letters of credit that operate as performance and warranty bonds incurred in the ordinary course of business.
(b)    Section 4.4(b)(vi) of the Existing Credit Agreement is hereby amended by deleting “, (b)(iii)” in the first line of clause (A) and adding the following sentence at the end of the first sentence of clause (A) as follows:

All mandatory prepayments under Section 4.4(b)(iii) will be applied, first, to prepay outstanding Revolving Credit Loans (without a permanent reduction in the aggregate commitment under the Revolving Credit Facility) and second, to prepay outstanding Term Loans and any Incremental Term Loans on a pro rata basis.
(c)    Section 9.6 of the Existing Credit Agreement is hereby amended by adding the following new subsection (f) as follows:
(f)    notwithstanding any provisions in Section 9.6(d) to the contrary, Borrower may repurchase its Capital Stock pursuant to a stock repurchase program from time to time authorized by its Board of Directors so long as no Default or Event of Default has occurred and is continuing or would result therefrom; provided, that in the event the Consolidated Total Leverage Ratio exceeds 2.25:1.00 as of the end of any Fiscal Quarter (a “Trigger Date”), all cash payments in respect of any such stock repurchases made in any Fiscal Quarter after the Trigger Date shall be included in the computation of the Consolidated Fixed Charge Coverage Ratio as Restricted Payments in clause (iv) thereof until the earlier of (i) the end of the Fiscal Quarter in which Consolidated Total Leverage Ratio is equal to or less than 2.25:1.00 or (ii) twelve (12) months after the Trigger Date and, otherwise, any such stock repurchases shall not be deemed Restricted Payments for purposes of the Consolidated Fixed Charge Coverage Ratio.
4.    Borrower’s Representations, Warranties and Covenants. Borrower hereby represents, warrants and covenants to Administrative Agent as follows:
(a)no Default or Event of Default has occurred and is continuing under the Existing Credit Agreement or any other Loan Document;

(b)the representations and warranties of each Loan Party in the Existing Credit Agreement, except for those representations and warranties which expressly speak as of a certain date, are true and correct in all material respects as of the date hereof as though each of said representations and warranties was made on the date hereof;

(c)this Amendment has been duly authorized, executed and delivered on behalf of Borrower and this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms; and

(d)Borrower hereby remakes and reaffirms each of the covenants set forth in the Existing Credit Agreement and agrees to abide by, comply with and perform each of the covenants in accordance with the terms of the Existing Credit Agreement.

5.    Conditions Precedent. This Amendment shall be effective (a) upon execution by Borrower and the Required Lenders of the signature pages hereto and delivery of same to the Administrative Agent, (b) delivery to Administrative Agent of true and correct copies of all documents to be executed and delivered in connection with the Equity Transfer and such documents are in form and substance reasonably satisfactory to Administrative Agent and (c) delivery by Borrower to Administrative Agent of such other documents or instruments as Administrative Agent may reasonably request.

6.    Ratification of the Loan Documents. From and after the date hereof, the Existing Credit Agreement and the other Loan Documents shall be deemed to be amended and modified as provided herein, but, except as so amended and modified, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect and the Existing Credit Agreement and the applicable provisions of this Amendment shall be read, taken and construed as one and the same instrument. Borrower hereby remakes, ratifies and reaffirms all of Borrower’s Obligations under the terms of the Existing Credit Agreement and the other Loan Documents and any other document evidencing, creating or securing the Loans, as of the date hereof after giving effect to the amendments contained herein. On and after the date hereof, the term “Credit Agreement” used in any document evidencing the Loans shall mean the Existing Credit Agreement as amended hereby.
7.    Representation by Counsel. Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; that it has read and fully understands the terms hereof, that Borrower and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and that it intends to be bound hereby.
8.    Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. Sections 12.5 and 12.6 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.
9.    Expenses. Borrower shall pay all reasonable out‑of‑pocket costs and expenses, in connection with the preparation of this Amendment, as set forth in Section 12.3 of the Existing Credit Agreement.
10.    Reaffirmation of Guaranty. Each Subsidiary Guarantor hereby (a) expressly acknowledges and consents to the terms of this Amendment and (b) expressly ratifies, reaffirms, and remakes its liabilities and obligations as set forth in the Subsidiary Guaranty Agreement, to and for the benefit of Administrative Agent and each other Lender, after giving effect to this Amendment.
11.    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Amendment shall together constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:
FEDERAL SIGNAL CORPORATION

By:	/s/ Jennifer L. Sherman
Name:	Jennifer L. Sherman
Title:	Chief Administrative Officer, Senior Vice President, General Counsel and Secretary

By:	/s/ Ronald E. Dolatowski
Name:	Ronald E. Dolatowski
Title:	VP and Treasurer

[Signature Page to Second Amendment]

SUBSIDIARY GUARANTORS:

VICTOR PRODUCTS USA, INCORPORATED
By:	/s/ Ronald E. Dolatowski
Name:	Ronald E. Dolatowski
Title:	VP and Treasurer

FEDERAL MERGER CORPORATION
By:	/s/ Ronald E. Dolatowski
Name:	Ronald E. Dolatowski
Title:	VP and Treasurer

FEDERAL SIGNAL CREDIT CORPORATION
By:	/s/ Ronald E. Dolatowski
Name:	Ronald E. Dolatowski
Title:	VP and Treasurer

FS DEPOT, INC.
By:	/s/ Ronald E. Dolatowski
Name:	Ronald E. Dolatowski
Title:	VP and Treasurer

VACTOR MANUFACTURING, INC.
By:	/s/ Ronald E. Dolatowski
Name:	Ronald E. Dolatowski
Title:	VP and Treasurer

JETSTREAM HOUSTON, INC.
By:	/s/ Ronald E. Dolatowski
Name:	Ronald E. Dolatowski
Title:	VP and Treasurer

[Signature Page to Second Amendment]

JETSTREAM HOUSTON, LLP
By:	/s/ Ronald E. Dolatowski
Name:	Ronald E. Dolatowski
Title:	VP and Treasurer

ELGIN SWEEPER COMPANY
By:	/s/ Ronald E. Dolatowski
Name:	Ronald E. Dolatowski
Title:	VP and Treasurer

GUZZLER MANUFACTURING, INC.
By:	/s/ Ronald E. Dolatowski
Name:	Ronald E. Dolatowski
Title:	VP and Treasurer

BRONTO SKYLIFT, INC.
By:	/s/ Ronald E. Dolatowski
Name:	Ronald E. Dolatowski
Title:	VP and Treasurer

[Signature Page to Second Amendment]

ADMINISTRATIVE AGENT AND REQUIRED LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, Issuing
Lender and Lender

By:	/s/ Keith J. Cable
Name:	Keith J. Cable
Title:	Senior Vice President

[Signature Page to Second Amendment]

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Ellen Ruschhaupt
Name:	Ellen Ruschhaupt
Title:	Duly Authorized Signer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael Lepro
Name:	Michael Lepro
Title:	Officer

[Signature Page to Second Amendment]

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Paul J. Korrison
Name:	Paul J. Korrison
Title:	Senior Vice President

[Signature Page to Second Amendment]

COLE TAYLOR BANK

By:	/s/ Michelle M. Christens
Name:	Michelle M. Christens
Title:	Vice President

[Signature Page to Second Amendment]

PNC BANK NATIONAL ASSOCIATION

By:	/s/ W.J. Bowne
Name:	W.J. Bowne
Title:	Senior Vice President

[Signature Page to Second Amendment]

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ Rob Dmowski
Name:	Rob Dmowski
Title:	Officer

[Signature Page to Second Amendment]